Rule 497(d)




                                    FT 896

                   Municipal Advantage Closed-End Portfolio

              Supplement to the Prospectus dated October 14, 2004



Notwithstanding anything to the contrary in the Prospectus, all shares of Dreyfus New York Tax Exempt Bond Fund, Inc. (Ticker: DRNYX) received by the Trust pursuant to a merger with Dreyfus New York Municipal Income Fund, Inc. (Ticker: DNM), have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.




March 21, 2005